Intangible Assets	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets
Note 7 Intangible Assets
Licenses
UScellular reviews attractive opportunities to acquire additional wireless spectrum, including pursuant to FCC auctions. UScellular also may seek to divest outright or include in exchanges wireless spectrum that is not strategic to its long-term success. Activity related to UScellular's Licenses is presented below.

	2020	2019
(Dollars in millions)
Balance at beginning of year	$2,471	$2,186
Acquisitions	171	267
Divestitures	(18)	(10)
Exchanges - Licenses received	—	26
Capitalized interest	5	2
Balance at end of year	$2,629	$2,471
Auction 103
In March 2020, the FCC announced by way of public notice that UScellular was the provisional winning bidder for 237 wireless spectrum licenses in the 37, 39 and 47 GHz bands (Auction 103) for $146 million. In June 2020, the wireless spectrum licenses from Auction 103 were granted by the FCC.